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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported)   February 24, 1999
                                                            ------------------

                       Key Consumer Acceptance Corporation
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

               333-64337                          52-1995940
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        (Commission File Number)      (I.R.S. Employer Identification No.)

     Key Tower, 127 Public Square, Cleveland, Ohio               44114-1306
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        (Address of Principal Executive Offices)                 (Zip Code)

                                 (216) 689-6300
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.

      The Registrant is filing final forms of the exhibits listed in Item 7(c) below.

Item 7. Financial Statements and Exhibits.

      (c) Exhibits.

Exhibit
  No.             Document Description
-------           --------------------

1.1 Underwriting Agreement among Key Consumer Acceptance Corporation, Key Bank USA, National Association and Credit Suisse First Boston Corporation, as representative of the underwriters, dated as of March 17, 1999.

4.1 Indenture between Key Auto Finance Trust 1999-1, and Bankers Trust Company, as indenture trustee, dated as of March 24, 1999.

4.2 Trust Agreement between Key Consumer Acceptance Corporation and Chase Manhattan Bank Delaware, as owner trustee, dated as of February 24,1999.

4.3 Amended and Restated Trust Agreement between Key Consumer Acceptance Corporation and Chase Manhattan Bank Delaware, as owner trustee, dated as of March 24, 1999.

25.1 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Bankers Trust Company.

99.1 Sale and Servicing Agreement among Key Auto Finance Trust 1999-1, Key Consumer Acceptance Corporation, as seller, Key Bank USA, National Association, as servicer, and Bankers Trust Company, as indenture trustee, dated as of March 24, 1999.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               KEY CONSUMER ACCEPTANCE CORPORATION
                               (Registrant)

Dated: March 26, 1999          By:    /s/ Craig T. Platt
                                      ------------------------------------------
                               Name:      Craig T. Platt
                                      ------------------------------------------
                               Title:     President and Chief Executive Officer
                                      ------------------------------------------


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                                INDEX TO EXHIBITS

Exhibit
  No.             Document Description
-------           --------------------

1.1 Underwriting Agreement among Key Consumer Acceptance Corporation, Key Bank USA, National Association and Credit Suisse First Boston Corporation, as representative of the underwriters, dated as of March 17, 1999.

4.1 Indenture between Key Auto Finance Trust 1999-1, and Bankers Trust Company, as indenture trustee, dated as of March 24, 1999.

4.2 Trust Agreement between Key Consumer Acceptance Corporation and Chase Manhattan Bank Delaware, as owner trustee, dated as of February 24,1999.

4.3 Amended and Restated Trust Agreement between Key Consumer Acceptance Corporation and Chase Manhattan Bank Delaware, as owner trustee, dated as of March 24, 1999.

25.1 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Bankers Trust Company.

99.1 Sale and Servicing Agreement among Key Auto Finance Trust 1999-1, Key Consumer Acceptance Corporation, as seller, Key Bank USA, National Association, as servicer, and Bankers Trust Company, as indenture trustee, dated as of March 24, 1999.


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